EXHIBIT 10.04


                          INDEMNIFICATION AGREEMENT
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     This Indemnification Agreement (this "Agreement") is made as of the _____
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day of ________, 2002, by and between Oak Technology, Inc., a Delaware corporation (the "Corporation") and ___________ ("Indemnitee"), a director
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and/or officer of the Corporation.

                                 RECITALS:

A. The Corporation deems it essential to retain and attract as directors and officers the most capable persons available.

B. The substantial increase in corporate litigation subjects directors and officers to expensive litigation risks at the same time that the availability of directors' and officers' liability insurance has been severely limited.

C. It is now and has always been the express policy of the Corporation to indemnify its directors and officers so as to provide them with the maximum possible protection permitted by law.

D. Indemnitee does not regard the protection available under the Corporation's Certificate of Incorporation and insurance as adequate in the present circumstances, and may not be willing to continue to serve as a director and/or officer without adequate protection, and the Corporation desires Indemnitee to continue to serve in such capacity.

NOW, THEREFORE, in consideration of the Indemnitee's continued service as a director and/or officer of the Corporation, the Corporation and Indemnitee agree as follows:

1.       Agreement to Serve.  Indemnitee agrees to continue to serve as a
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         director and/or officer of the Corporation for so long as he or she is duly elected or appointed or until such time as he or she tenders his or her resignation in writing.

2.       Definitions.  As used in this Agreement:

         (a)     The term "Expenses" includes, without limitation, expenses of
                           --------
                 investigation, judicial or administrative proceedings or appeals, amounts paid in settlement by or on behalf of Indemnitee, attorneys' fees, and disbursements and any expenses of establishing a right to indemnification under Paragraph 7 of this Agreement, but shall not include amounts of judgments, fines, or penalties against Indemnitee.

         (b)     The term "Proceeding" includes any threatened, pending, or
                           ----------
                 completed action, suit, or proceeding, whether brought by or in the right of the Corporation or otherwise, and whether of a civil, criminal, administrative, or investigative nature, in which Indemnitee is or was a party or is threatened to be made a party by reason of the fact that Indemnitee is or was a director and/or officer of the Corporation (or any subsidiary of the Corporation), or is or was serving at the request of the Corporation as a director, officer, employee, agent, or fiduciary of another corporation, partnership, joint venture, trust, or other enterprise.

         (c)     References to "other enterprises" shall include employee
                                -----------------
                 benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee, agent, or fiduciary with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interest of the Corporation"
                         ---------------------------------------------------
                 as referred to in this Agreement.

3.       Indemnity in Third-Party Proceedings.  The Corporation shall indemnify
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Indemnitee in accordance with the provisions of this Paragraph, against all
Expenses, judgments, fines, and penalties actually and reasonably incurred by Indemnitee in connection with the defense or settlement of any Proceeding (other than a Proceeding by or in the right of the Corporation to procure a


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judgment in its favor), but only if Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, in the case of a criminal proceeding, had no reasonable cause to believe that his or her conduct was unlawful. The termination of any such Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful.

4.       Indemnity in Proceedings By or In the Right of the Corporation.  The
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Corporation shall indemnify Indemnitee in accordance with the provisions of this Paragraph, against all Expenses actually and reasonably incurred by Indemnitee in connection with the defense or settlement of any Proceeding by or in the right of the Corporation to procure a judgment in its favor, but only if Indemnitee acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification for Expenses shall be made under this Paragraph in respect of any claim, issue, or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation for negligence or misconduct in the performance of his or her duty to the Corporation, unless and only to the extent that the court in which such Proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses which such court shall deem proper.

5.       Indemnification of Expenses of Successful Party.  Notwithstanding any
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other provision of this Agreement, to the extent that Indemnitee has been successful on the merits or otherwise, in defense of any Proceeding, or in defense of any claim, issue, or matter therein, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by Indemnitee in connection therewith.

6.        Advances of Expenses.  At the written request of Indemnitee, the
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Expenses incurred by Indemnitee in any Proceeding shall be paid by the
Corporation in advance of the final disposition of such Proceeding, provided, that Indemnitee shall undertake in writing to repay such amount to the extent that it is ultimately determined that Indemnitee is not entitled to indemnification. If the Corporation makes an advance of expenses pursuant to this Paragraph 6, the Corporation shall be subrogated to every right of recovery Indemnitee may have against any insurance carrier from whom the Corporation has purchased insurance for such purpose.

7.       Right of Indemnitee to Indemnification Upon Application; Procedure
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Upon Application.
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         (a)     Any indemnification under Paragraphs 3 and 4 or advance under
                 Paragraph 6 shall be paid by the Corporation no later than 45 days after receipt of the written request of Indemnitee, unless a determination is made within said 45-day period by
                 (i) the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to the Proceeding in respect of which indemnification is being sought, or (ii) independent legal counsel in a written opinion (which counsel shall be appointed by a quorum of the Board of Directors), or
                 (iii) the stockholders of the Corporation, that Indemnitee has not met the relevant standards for indemnification set forth in Paragraphs 3 and 4.

         (b) The right to indemnification or advancement of Expenses as provided by this Agreement shall be enforceable by Indemnitee in any court of competent jurisdiction. The burden of proving that indemnification or advances are not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors or independent legal counsel or stockholders) to have made a determination prior to the commencement of such action that Indemnitee has met the applicable standard of conduct nor an actual determination by the Corporation (including its Board of Directors or independent legal counsel or stockholders) that Indemnitee has not met such standard shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. Indemnitee's Expenses actually and reasonably incurred in connection with successfully establishing his or her right to indemnification or advances, in whole or in part, shall also be indemnified by the Corporation.

         (c) With respect to any Proceeding for which indemnification is requested, the Corporation will be entitled to participate therein at its own expense and, except as otherwise provided below, the Corporation may assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Corporation to Indemnitee of its election to assume the defense of a Proceeding, the Corporation will not be liable to Indemnitee under this Agreement for any Expenses subsequently incurred by Indemnitee in connection with the defense thereof, other than as provided below. The Corporation shall


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                 not settle any Proceeding in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Indemnitee shall have the right to employ counsel in any Proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense of the Proceeding shall be at the expense of Indemnitee, unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Corporation and Indemnitee in the conduct of the defense of a Proceeding, or (iii) the Corporation shall not in fact have employed counsel to assume the defense of a Proceeding, in each of which cases the fees and expenses of Indemnitee's counsel shall be advanced by the Corporation. Notwithstanding the foregoing, the Corporation shall not be entitled to assume the defense of any Proceeding brought by or in the right of the Corporation.

8.       Limitation on Indemnification.  No payment pursuant to this Agreement
         -----------------------------
shall be made by the Corporation:

        (a) to indemnify or advance funds to Indemnitee for Expenses with respect to Proceedings initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to Proceedings brought to establish or enforce a right to indemnification under this Agreement, but such indemnification or advancement of Expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate;

        (b) to indemnify Indemnitee for any Expenses, judgments, fines, or penalties sustained in any Proceeding for which payment is actually made to Indemnitee under a valid and collectible insurance policy, except in respect of any excess beyond the amount of payment under such insurance;

        (c) to indemnify Indemnitee for any Expenses, judgments, fines or penalties sustained in any Proceeding for an accounting of profits made from the purchase or sale by Indemnitee of securities of the Corporation pursuant to the provisions of
                Section 16(b) of the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder and amendments thereto or similar provisions of any federal, state, or local statutory law;

        (d) to indemnify Indemnitee for any Expenses, judgments, fines or penalties resulting from Indemnitee's conduct which is finally adjudged to have been willful misconduct, knowingly fraudulent, or deliberately dishonest;

        (e) to indemnify Indemnitee for any amounts paid in settlement of a Proceeding unless the Corporation consents to the settlement in advance and in writing; or

        (f) if a court of competent jurisdiction finally determines that such payment hereunder is unlawful.

9.     Indemnification for Witness Expenses.  Notwithstanding any other
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provision of this Agreement, to the extent that Indemnitee was or is, by reason of the fact that Indemnitee is or was a director or officer of the Corporation (or any subsidiary of the Corporation), or is or was serving at the request of the Corporation as a director, officer, employee, agent, or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, a witness or other non-party participant in any proceeding to which Indemnitee is not a party, the Corporation shall indemnify Indemnitee against all Expenses actually and reasonably incurred by or on behalf of Indemnitee in connection therewith.

10.       Indemnification Hereunder Not Exclusive.  The indemnification and
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advancement of Expenses provided by this Agreement shall not be deemed exclusive of any other rights to which indemnitee may be entitled under the Certificate of Incorporation or the Bylaws of the Corporation, any agreement, any vote of stockholders or disinterested directors, the General Corporation Law of the State of Delaware, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. The indemnification provided by this Agreement shall continue as to Indemnitee even though he or she may have ceased to be a director and shall inure to the benefit of the heirs and personal representatives of Indemnitee.

11.     No Duplication of Payments.  The Corporation shall not be liable under
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this Agreement to make any payment to Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, certificate of incorporation, bylaw, or otherwise) of the amounts otherwise indemnifiable hereunder.


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12.       Partial Indemnification.  If Indemnitee is entitled under any
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provision of this Agreement to indemnification by the Corporation for a portion of the Expenses, judgments, fines, or penalties actually and reasonably incurred by him or her in any Proceeding but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such Expenses, judgments, fines, or penalties to which Indemnitee is entitled.

13.       Maintenance of Liability Insurance.

         (a) The Corporation hereby covenants and agrees that, as long as Indemnitee continues to serve as a director of the Corporation and thereafter as long as Indemnitee may be subject to any Proceeding, the Corporation, subject to subsection (c) below, shall maintain in full force and effect directors' and officers' liability insurance ("D&O Insurance") in reasonable
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                 amounts from established and reputable insurers.

         (b) In all D&O Insurance policies, Indemnitee shall be named as an insured in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Corporation's directors and officers.

         (c) Notwithstanding the foregoing, the Corporation shall have no obligation to obtain or maintain D&O Insurance if the Corporation determines in good faith that such insurance is not reasonably available, the premium costs for such insurance are disproportionate to the amount of coverage provided, the coverage provided by such insurance is so limited by exclusions that it provides an insufficient benefit, or Indemnitee is covered by similar insurance maintained by a subsidiary of the Corporation.

14.     Subrogation.  In the event of payment under this Agreement, the
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Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts necessary to secure such rights and to enable the Corporation to effectively bring suit to enforce such rights.

15.      Savings Clause.  If this Agreement or any portion hereof is
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invalidated on any ground by any court of competent jurisdiction, the
Corporation shall nevertheless indemnify Indemnitee to the extent permitted by any applicable portion of this Agreement that has not been invalidated or by any other applicable law.

16.       Notice.  Indemnitee shall, as a condition precedent to his or her
          ------
right to be indemnified under this Agreement, give to the Corporation notice in writing as soon as practicable of any Proceeding for which indemnity will or could be sought under this Agreement. Notice to the Corporation shall be directed to Oak Technology, Inc., 1390 Kifer Road, Sunnyvale, California 94086,
Attention: General Counsel (or such other address as the Corporation shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by prepaid mail, properly addressed. In addition, Indemnitee shall give the Corporation such information and cooperation as it may reasonably require and as shall be within Indemnitee's power.
17.       Counterparts.   This Agreement may be executed in any number of
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counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument.

18.       Applicable Law.  This Agreement shall be governed by, and construed
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and interpreted in accordance with, the internal law of the State of Delaware, without regard to conflict of laws provisions.

19.       Successors and Assigns.  This Agreement shall be binding upon the
          ----------------------
Corporation and its successors and assigns.

20.       Amendments.   No amendment, waiver, modification, termination, or
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cancellation of this Agreement shall be effective unless in writing signed by both parties hereto. The indemnification rights afforded to Indemnitee hereby are contract rights and may not be diminished, eliminated, or otherwise affected by amendments to the Certificate of Incorporation or Bylaws of the Corporation or by other agreements.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


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Attest:                                 OAK TECHNOLOGY, INC.

                                        By:
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Secretary                               Name:
                                              -----------------------------
                                        Title:
                                               -----------------------------
                                        INDEMNITEE

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